			Monthly Operating
			Report
CASE NAME: TeraForce			ACCRUAL BASIS-1
Technology Corporation
CASE NUMBER:
05-38757-BJH-11
COMPARATIVE BALANCE
SHEET
SCHEDULE		MONTH	MONTH	MONTH

ASSETS	AMOUNT	August 2005	Sept. 2005

1.UNRESTRICTED CASH	$50	$33,484	$76,651

2.RESTRICTED CASH

3.TOTAL CASH	$50	$33,484	$76,651	$0

4.ACCOUNTS RECEIVABLE (NET)		$16	$16

5.INVENTORY

6.NOTES RECEIVABLE

7.PREPAID EXPENSES		$40,824	$20,263

8.OTHER (ATTACH LIST)	$36,641	$104,838	$154,838

9.TOTAL CURRENT ASSETS	$36,691	$179,162	$251,768	$0

10.PROPERTY, PLANT & EQUIPMENT		$1,314,696	$1,314,696

11.LESS: ACCUMULATED
DEPRECIATION / DEPLETION		$1,255,404	$1,259,035

12.NET PROPERTY, PLANT &
EQUIPMENT	$45,000	$59,292	$55,661	$0

13.DUE FROM INSIDERS

14.OTHER ASSETS - NET OF
AMORTIZATION (ATTACH LIST)		$49,010	$21,242

15.OTHER (ATTACH LIST)	$0	$127,817,580	$127,336,505

16.TOTAL ASSETS	$81,691	$128,105,044	$127,665,176	$0

POSTPETITION LIABILITIES
17.ACCOUNTS PAYABLE		$21,752	$64,380

18.TAXES PAYABLE

19.NOTES PAYABLE

20.PROFESSIONAL FEES

21.SECURED DEBT		$291,459	$1,459

22.OTHER (ATTACH LIST)		$37,729	$46,599

23.TOTAL POSTPETITION
LIABILITIES	$0	$350,940	$112,438	$0

PREPETITION LIABILITIES
24.SECURED DEBT	$2,793,095	$9,929	$0	$0

25.PRIORITY DEBT	$59,471	$11,382	$9,501

26.UNSECURED DEBT	$14,365,129	$10,592,671	$10,646,493

27.OTHER (ATTACH LIST)

28.TOTAL PREPETITION LIABILITIES	$17,217,695	$10,613,982	$10,659,635	$0

29.TOTAL LIABILITIES	$17,217,695	$10,964,922	$10,772,073	$0

EQUITY
30.PREPETITION OWNERS' EQUITY	(17,136,004)	$117,307,284	$117,307,284

31.POSTPETITION CUMULATIVE
PROFIT OR (LOSS)		($167,162)	($414,181)

32.DIRECT CHARGES TO EQUITY
(ATTACH EXPLANATION)
33.TOTAL EQUITY	($17,136,004)	$117,140,122	$116,893,103	$0

34.TOTAL LIABILITIES &
OWNERS' EQUITY	$81,691	$128,105,044	$127,665,176	$0

			Monthly Operating
				Report
CASE NAME: TeraForce				ACCRUAL BASIS-2
Technology Corporation
CASE NUMBER:
05-38757-BJH-11
INCOME STATEMENT

		MONTH	MONTH	MONTH	QUARTER

REVENUES		August 2005	Sept. 2005		TOTAL

1.	GROSS REVENUES				$0

2.	LESS: RETURNS & DISCOUNTS				$0

3.	NET REVENUE	$0	$0	$0	$0

COST OF GOODS SOLD

4.	MATERIAL				$0

5.	DIRECT LABOR				$0

6.	DIRECT OVERHEAD				$0

7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0

8.	GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES

9.	OFFICER / INSIDER COMPENSATION	$60,000	$48,174		$108,174

10.	SELLING & MARKETING				$0

11.	GENERAL & ADMINISTRATIVE	$82,917	$169,418		$252,335

12.	RENT & LEASE	$17,663	$17,633		$35,296

13.	OTHER (ATTACH LIST)				$0

14.	TOTAL OPERATING EXPENSES	$160,580	$235,225	$0	$395,805

15.	INCOME BEFORE NON-OPERATING
	INCOME & EXPENSE	($160,580)	($235,225)	$0	($395,805)
OTHER INCOME & EXPENSES

16.	NON-OPERATING INCOME (ATT. LIST)				$0

17.	NON-OPERATING EXPENSE (ATT. LIST)				$0

18.	INTEREST EXPENSE	$4,079	$569		$4,648

19.	DEPRECIATION / DEPLETION	$548	$2,869		$3,417

20.	AMORTIZATION	$1,954	$966		$2,920

21.	OTHER (ATTACH LIST)				$0

22.	NET OTHER INCOME & EXPENSES	$6,581	$4,404	$0	$10,985

REORGANIZATION EXPENSES

23.	PROFESSIONAL FEES				$0

24.	U.S. TRUSTEE FEES		$3,750		$3,750

25.	OTHER (ATTACH LIST)				$0

26.	TOTAL REORGANIZATION EXPENSES	$0	$3,750	$0	$3,750

27.	INCOME TAX

28.	NET PROFIT (LOSS)	($167,161)	($243,379)	$0	($410,540)

		Monthly Operating
			Report
CASE NAME: TeraForce Technology			ACCRUAL BASIS-3
Corporation
CASE NUMBER: 05-38757-BJH-11
CASH RECEIPTS AND	MONTH	MONTH	MONTH	QUARTER

DISBURSEMENTS	August 2005	Sept. 2005		TOTAL

1.CASH - BEGINNING OF MONTH	$500	$33,484	$76,650	$500
RECEIPTS FROM OPERATIONS
2.CASH SALES

COLLECTION OF ACCOUNTS
RECEIVABLE
3.PREPETITION

4.POSTPETITION	$39			$39

5.TOTAL OPERATING RECEIPTS	$39	$0	$0	$39

NON - OPERATING RECEIPTS
6.LOANS & ADVANCES (ATTACH LIST)	$290,000	$35,000		$325,000

7.SALE OF ASSETS				$0

8.OTHER (ATTACH LIST)		$94,933		$94,933

9.TOTAL NON-OPERATING RECEIPTS	$290,000	$129,933	$0	$419,933

10.TOTAL RECEIPTS	$290,039	$129,933	$0	$419,972

11.TOTAL CASH AVAILABLE	$290,539	$163,417	$76,650	$420,472

OPERATING DISBURSEMENTS
12.NET PAYROLL	$66,606	$39,778		$106,384

13.PAYROLL TAXES PAID	$22,195	$20,674		$42,869

14.SALES, USE & OTHER TAXES PAID				$0

15.SECURED / RENTAL / LEASES				$0

16.UTILITIES	$20,354	$573		$20,927

17.INSURANCE		$9,929		$9,929

18.INVENTORY PURCHASES				$0

19.VEHICLE EXPENSES				$0

20.TRAVEL		$1,387		$1,387

21.ENTERTAINMENT				$0

22.REPAIRS & MAINTENANCE	$1,163	$2,358		$3,521

23.SUPPLIES	$165	$230		$395

24.ADVERTISING				$0

25.OTHER (ATTACH LIST)	$146,572	$11,838		$158,410

26.TOTAL OPERATING DISBURSEMENTS	$257,055	$86,767	$0	$343,822

REORGANIZATION EXPENSES
27.PROFESSIONAL FEES

28.U.S. TRUSTEE FEES

29.OTHER (ATTACH LIST)

30.TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0

31.TOTAL DISBURSEMENTS	$257,055	$86,767	$0	$343,822

32.NET CASH FLOW	$32,984	$43,166	$0	$76,150

33.CASH - END OF MONTH	$33,484	$76,650	$76,650	$76,650

			Monthly Operating
				Reoprt
CASE NAME: TeraForce				ACCRUAL BASIS-4
Technology Corporation
CASE NUMBER:
05-38757-BJH-11
		SCHEDULE	MONTH	MONTH	MONTH

ACCOUNTS RECEIVABLE AGING		AMOUNT	August 2005	Sept. 2005

1.	0-30		$16

2.	31-60			$16

3.	61-90

4.	91+

5.	TOTAL ACCOUNTS RECEIVABLE	$0	$16	$16	$0

	AMOUNT CONSIDERED
6.	UNCOLLECTIBLE

7.	ACCOUNTS RECEIVABLE (NET)	$0	$16	$16	$0

AGING OF POSTPETITION TAXES				MONTH:	Sep-05

AND PAYABLES
		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL

1.	FEDERAL					$0

2.	STATE					$0

3.	LOCAL					$0

4.	OTHER (ATTACH LIST)					$0

5.	TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

6.	ACCOUNTS PAYABLE	$64,380	$0			$64,380

STATUS OF POSTPETITION TAXES			MONTH:	Sep-05

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY*	0R ACCRUED	PAID	LIABILITY

1.	WITHHOLDING**		$15,182	$15,182	$0

2.	FICA-EMPLOYEE**		$2,476	$2,476	$0

3.	FICA-EMPLOYER**		$2,476	$2,476	$0

4.	UNEMPLOYMENT				$0

5.	INCOME				$0

6.	OTHER (ATTACH LIST)				$0

7.	TOTAL FEDERAL TAXES	$0	$20,134	$20,134	$0

STATE AND LOCAL
8.	WITHHOLDING				$0

9.	SALES				$0

10.	EXCISE				$0

11.	UNEMPLOYMENT				$0

12.	REAL PROPERTY				$0

13.	PERSONAL PROPERTY				$0

14.	OTHER (ATTACH LIST)				$0

15.	TOTAL STATE & LOCAL	$0	$0	$0	$0

16.	TOTAL TAXES	$0	$20,134	$20,134	$0

		Monthly Operating
			Report
CASE NAME: TeraForce Technology Corporation			ACCRUAL BASIS-5
CASE NUMBER: 05-38757-BJH-11
MONTH:		September 2005

BANK RECONCILIATIONS
Account #1		Account #2	Account #3
A. BANK:	BankOne
B. ACCOUNT NUMBER:	1578462846			TOTAL
C. PURPOSE (TYPE):	Business

1.BALANCE PER BANK STATEMENT	$76,151			$76,151

2.ADD: TOTAL DEPOSITS NOT CREDITED				$0

3.SUBTRACT: OUTSTANDING CHECKS				$0

4.OTHER RECONCILING ITEMS				$0

5.MONTH END BALANCE PER BOOKS	$76,151	$0	$0	$76,151

6.NUMBER OF LAST CHECK WRITTEN	82023

INVESTMENT ACCOUNTS
DATE OF		TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER	PURCHASE	INSTRUMENT	PRICE	VALUE

7.

8.

9.

10.

11.TOTAL INVESTMENTS				$0

CASH
12.CURRENCY ON HAND				$500

13.TOTAL CASH - END OF MONTH				$76,651

				Monthly Operating
			Report
CASE NAME: TeraForce Technology Corporation				ACCRUAL BASIS-6
CASE NUMBER: 05-38757-BJH-11
MONTH: September 2005
PAYMENTS TO INSIDERS AND PROFESSIONALS
INSIDERS
TYPE OF		AMOUNT	TOTAL PAID
NAME	PAYMENT	PAID	TO DATE

1.Robert P. Capps	Salary	$16,699	$16,699

2.Herman M Frietsch	Salary	$19,138	$19,138

3.R. Eugene Helms	Salary	$16,947	$16,947

4.

5.

6.TOTAL PAYMENTS
TO INSIDERS			$52,784

PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *

1.	BKR Cornwall Jackson	9/7/05	$4,500	$0	$4,500

2.

3.

4.

5.

6.	TOTAL PAYMENTS
	TO PROFESSIONALS		$4,500	$0	$4,500	$0

POSTPETITION STATUS	OF SECURED	NOTES,
LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
			SCHEDULED	AMOUNTS
			MONTHLY	PAID	TOTAL
			PAYMENTS	DURING	UNPAID
NAME OF CREDITOR			DUE	MONTH	POSTPETITION

1.		A. I. Credit Corp	$9,929	$9,929	$9,929

2.

3.

4.

5.

6.		TOTAL	$9,929	$9,929	$9,929

Monthly Operating Report
ACCRUAL BASIS-7
Technology Corporation

CASE NUMBER:

05-38757-BJH-11

		MONTH:	Sep-05

QUESTIONNAIRE

			YES	NO

1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE

	THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X

2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT

	OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?			X

3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR

	LOANS) DUE FROM RELATED PARTIES?			X

4	HAVE ANY PAYMENTS BEEN MADE ON PREPETTITION LIABILITIES

	THIS REPORTING PERIOD?		X

5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE

	DEBTOR FROM ANY PARTY?		X

6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?			X

7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES

	PAST DUE?			X

8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?			X

9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?			X

10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS

	DELINQUENT?			X

11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE

	REPORTING PERIOD?			X

12.	ARE ANY WAGE PAYMENTS PAST DUE?			X

INSURANCE
				YES	NO

1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER

	NECESSARY INSURANCE COVERAGES IN EFFECT?			X

2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?			X

3.	PLEASE ITEMIZE POLICIES BELOW.

INSTALLMENT PAYMENTS

	TYPE OF			PAYMENT AMOUNT

	POLICY	CARRIER	PERIOD COVERED	& FREQUENCY